                                                      Exhibit 99.4
--------------------------------------------------------------------------------
                                                      Monthly Operating Report
------------------------------------------
CASE NAME: Kitty Hawk International, Inc.             ACCRUAL BASIS
------------------------------------------

------------------------------------------
CASE NUMBER: 400-42144                                02/13/95, RWD, 2/96
------------------------------------------

------------------------------------------
JUDGE: Barbara J. Houser
------------------------------------------

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                           MONTH ENDING: MAY 31, 2002

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:

/s/ Drew Keith                                         Chief Financial Officer
------------------------------------------       -------------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                       TITLE

Drew Keith                                                  6/20/2002
------------------------------------------       -------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                             DATE

PREPARER:

/s/ Jessica L. Wilson                                Chief Accounting Officer
------------------------------------------       -------------------------------
ORIGINAL SIGNATURE OF PREPARER                                TITLE

Jessica L. Wilson                                           6/20/2002
------------------------------------------       -------------------------------
PRINTED NAME OF PREPARER                                      DATE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

-----------------------------------------------
CASE NAME: Kitty Hawk International, Inc.               ACCRUAL BASIS-1
-----------------------------------------------

-----------------------------------------------
CASE NUMBER: 400-42144                                  02/13/95, RWD, 2/96
-----------------------------------------------

-----------------------------------------------

COMPARATIVE BALANCE SHEET

----------------------------------------------------------------------------------------------------------
                                             SCHEDULE             MONTH              MONTH          MONTH
                                                             ---------------------------------------------
ASSETS                                        AMOUNT           April 2002           May 2002
----------------------------------------------------------------------------------------------------------
1.    UNRESTRICTED CASH                     $     40,098     $            0     $              0     $0
----------------------------------------------------------------------------------------------------------
2.    RESTRICTED CASH                                        $    9,236,289     $      9,236,039     $0
----------------------------------------------------------------------------------------------------------
3.    TOTAL CASH                            $     40,098     $    9,236,289     $      9,236,039     $0
----------------------------------------------------------------------------------------------------------
4.    ACCOUNTS RECEIVABLE (NET)             $  9,006,275     $    7,654,980     $      7,654,980     $0
----------------------------------------------------------------------------------------------------------
5.    INVENTORY                             $ 20,429,725     $            0     $              0     $0
----------------------------------------------------------------------------------------------------------
6.    NOTES RECEIVABLE                                       $            0     $              0     $0
----------------------------------------------------------------------------------------------------------
7.    PREPAID EXPENSES                                       $       30,704     $         13,799     $0
----------------------------------------------------------------------------------------------------------
8.    OTHER (ATTACH LIST)                   $ 21,367,511      ($327,626,410)       ($327,628,459)    $0
----------------------------------------------------------------------------------------------------------
9.    TOTAL CURRENT ASSETS                  $ 50,843,609      ($310,704,437)       ($310,723,641)    $0
----------------------------------------------------------------------------------------------------------
10.   PROPERTY, PLANT & EQUIPMENT           $474,988,760     $  468,794,669     $    468,794,669     $0
----------------------------------------------------------------------------------------------------------
11.   LESS: ACCUMULATED
      DEPRECIATION/DEPLETION                                 $  421,848,208     $    421,848,208     $0
----------------------------------------------------------------------------------------------------------
12.   NET PROPERTY, PLANT &
      EQUIPMENT                             $474,988,760     $   46,946,461     $     46,946,461     $0
----------------------------------------------------------------------------------------------------------
13.   DUE FROM INSIDERS                                      $            0     $              0     $0
----------------------------------------------------------------------------------------------------------
14.   OTHER ASSETS - NET OF
      AMORTIZATION (ATTACH LIST)                             $            0     $              0     $0
----------------------------------------------------------------------------------------------------------
15.   OTHER (ATTACH LIST)                                    $            0     $              0     $0
----------------------------------------------------------------------------------------------------------
16.   TOTAL ASSETS                          $525,832,369      ($263,757,976)       ($263,777,180)    $0
----------------------------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
----------------------------------------------------------------------------------------------------------
17.   ACCOUNTS PAYABLE                                       $       89,930     $         91,059     $0
----------------------------------------------------------------------------------------------------------
18.   TAXES PAYABLE                                          $            0     $              0     $0
----------------------------------------------------------------------------------------------------------
19.   NOTES PAYABLE                                          $            0     $              0     $0
----------------------------------------------------------------------------------------------------------
20.   PROFESSIONAL FEES                                      $            0     $              0     $0
----------------------------------------------------------------------------------------------------------
21.   SECURED DEBT                                           $            0     $              0     $0
----------------------------------------------------------------------------------------------------------
22.   OTHER (ATTACH LIST)                                     ($155,981,469)       ($155,989,129)    $0
----------------------------------------------------------------------------------------------------------
23.   TOTAL POSTPETITION
      LIABILITIES                                             ($155,891,539)       ($155,898,070)    $0
----------------------------------------------------------------------------------------------------------
PREPETITION LIABILITIES
----------------------------------------------------------------------------------------------------------
24.   SECURED DEBT                          $ 23,187,921     $   19,559,127     $     19,559,127     $0
----------------------------------------------------------------------------------------------------------
25.   PRIORITY DEBT                         $  4,672,323     $            0     $              0     $0
----------------------------------------------------------------------------------------------------------
26.   UNSECURED DEBT                        $392,188,633     $   16,799,238     $     16,799,238     $0
----------------------------------------------------------------------------------------------------------
27.   OTHER (ATTACH LIST)                                    $   75,013,024     $     75,013,024     $0
----------------------------------------------------------------------------------------------------------
28.   TOTAL PREPETITION LIABILITIES         $420,048,877     $  111,371,389     $    111,371,389     $0
----------------------------------------------------------------------------------------------------------
29.   TOTAL LIABILITIES                     $420,048,877       ($44,520,150)        ($44,526,681)    $0
----------------------------------------------------------------------------------------------------------
EQUITY
----------------------------------------------------------------------------------------------------------
30.   PREPETITION OWNERS' EQUITY                             $   16,327,446     $     16,327,446     $0
----------------------------------------------------------------------------------------------------------
31.   POSTPETITION CUMULATIVE
      PROFIT OR (LOSS)                                        ($235,565,272)       ($235,577,945)    $0
----------------------------------------------------------------------------------------------------------
32.   DIRECT CHARGES TO EQUITY
      (ATTACH EXPLANATION)
----------------------------------------------------------------------------------------------------------
33.   TOTAL EQUITY                          $          0      ($219,237,826)       ($219,250,499)    $0
----------------------------------------------------------------------------------------------------------
34.   TOTAL LIABILITIES &
      OWNERS' EQUITY                        $420,048,877      ($263,757,976)       ($263,777,180)    $0
----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

-------------------------------------------
CASE NAME: Kitty Hawk International, Inc.               ACCRUAL BASIS-2
-------------------------------------------

-------------------------------------------
CASE NUMBER: 400-42144                                  02/13/95, RWD, 2/96
-------------------------------------------

---------------------------------------------------
INCOME STATEMENT
--------------------------------------------------------------------------------------------------------------
                                                            MONTH          MONTH        MONTH      QUARTER
                                                          ---------------------------------------
REVENUES                                                  April 2002      May 2002                  TOTAL
--------------------------------------------------------------------------------------------------------------
1.   GROSS REVENUES                                       $        0      $      0      $     0    $      0
--------------------------------------------------------------------------------------------------------------
2.   LESS: RETURNS & DISCOUNTS                            $        0      $      0      $     0    $      0
--------------------------------------------------------------------------------------------------------------
3.   NET REVENUE                                          $        0      $      0      $     0    $      0
--------------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
--------------------------------------------------------------------------------------------------------------
4.   MATERIAL                                             $        0      $      0      $     0    $      0
--------------------------------------------------------------------------------------------------------------
5.   DIRECT LABOR                                         $        0      $      0      $     0    $      0
--------------------------------------------------------------------------------------------------------------
6.   DIRECT OVERHEAD                                      $        0      $      0      $     0    $      0
--------------------------------------------------------------------------------------------------------------
7.   TOTAL COST OF GOODS SOLD                             $        0      $      0      $     0    $      0
--------------------------------------------------------------------------------------------------------------
8.   GROSS PROFIT                                         $        0      $      0      $     0    $      0
--------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
--------------------------------------------------------------------------------------------------------------
9.   OFFICER/INSIDER COMPENSATION                         $        0      $      0      $     0    $      0
--------------------------------------------------------------------------------------------------------------
10.  SELLING & MARKETING                                  $        0      $      0      $     0    $      0
--------------------------------------------------------------------------------------------------------------
11.  GENERAL & ADMINISTRATIVE                                ($1,724)     $  5,044      $     0    $  3,320
--------------------------------------------------------------------------------------------------------------
12.  RENT & LEASE                                         $        0      $      0      $     0    $      0
--------------------------------------------------------------------------------------------------------------
13.  OTHER (ATTACH LIST)                                  $        0      $      0      $     0    $      0
--------------------------------------------------------------------------------------------------------------
14.  TOTAL OPERATING EXPENSES                                ($1,724)     $  5,044      $     0    $  3,320
--------------------------------------------------------------------------------------------------------------
15.  INCOME BEFORE NON-OPERATING INCOME & EXPENSE         $    1,724       ($5,044)     $     0     ($3,320)
--------------------------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
--------------------------------------------------------------------------------------------------------------
16.  NON-OPERATING INCOME (ATT. LIST)                        ($1,900)     ($11,592)     $     0    ($13,492)
--------------------------------------------------------------------------------------------------------------
17.  NON-OPERATING EXPENSE (ATT. LIST)                    $        0      $      0      $     0    $      0
--------------------------------------------------------------------------------------------------------------
18.  INTEREST EXPENSE                                     $        0      $      0      $     0    $      0
--------------------------------------------------------------------------------------------------------------
19.  DEPRECIATION/DEPLETION                               $        0      $      0      $     0    $      0
--------------------------------------------------------------------------------------------------------------
20.  AMORTIZATION                                         $        0      $      0      $     0    $      0
--------------------------------------------------------------------------------------------------------------
21.  OTHER (ATTACH LIST)                                  $        0      $      0      $     0    $      0
--------------------------------------------------------------------------------------------------------------
22.  NET OTHER INCOME & EXPENSES                             ($1,900)     ($11,592)     $     0    ($13,492)
--------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
--------------------------------------------------------------------------------------------------------------
23.  PROFESSIONAL FEES                                    $  103,315      $ 27,671      $     0    $130,986
--------------------------------------------------------------------------------------------------------------
24.  U.S. TRUSTEE FEES                                    $        0      $      0      $     0    $      0
--------------------------------------------------------------------------------------------------------------
25.  OTHER (ATTACH LIST)                                  $        0      $      0      $     0    $      0
--------------------------------------------------------------------------------------------------------------
26.  TOTAL REORGANIZATION EXPENSES                        $  103,315      $ 27,671      $     0    $130,986
--------------------------------------------------------------------------------------------------------------
27.  INCOME TAX                                             ($39,876)      ($8,449)     $     0    ($48,325)
--------------------------------------------------------------------------------------------------------------
28.  NET PROFIT (LOSS)                                      ($59,815)     ($12,674)     $     0    ($72,489)
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

-------------------------------------------
CASE NAME: Kitty Hawk International, Inc.               ACCRUAL BASIS-3
-------------------------------------------

-------------------------------------------
CASE NUMBER: 400-42144                                 02/13/95, RWD, 2/96
-------------------------------------------

-------------------------------------------------------------------------------------
CASH RECEIPTS AND                       MONTH        MONTH        MONTH      QUARTER
                                      -----------------------------------
DISBURSEMENTS                         April 2002    May 2002                  TOTAL
-------------------------------------------------------------------------------------
1.   CASH - BEGINNING OF MONTH            $0           $0          $0          $0
-------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
-------------------------------------------------------------------------------------
2.   CASH SALES                           $0           $0          $0          $0
-------------------------------------------------------------------------------------
COLLECTION OF ACCOUNTS RECEIVABLE
-------------------------------------------------------------------------------------
3.   PREPETITION                          $0           $0          $0          $0
-------------------------------------------------------------------------------------
4.   POSTPETITION                         $0           $0          $0          $0
-------------------------------------------------------------------------------------
5.   TOTAL OPERATING RECEIPTS             $0           $0          $0          $0
-------------------------------------------------------------------------------------
NON - OPERATING RECEIPTS
-------------------------------------------------------------------------------------
6.   LOANS & ADVANCES (ATTACH LIST)       $0           $0          $0          $0
-------------------------------------------------------------------------------------
7.   SALE OF ASSETS                       $0           $0          $0          $0
-------------------------------------------------------------------------------------
8.   OTHER (ATTACH LIST)                  $0           $0          $0          $0
-------------------------------------------------------------------------------------
9.   TOTAL NON-OPERATING RECEIPTS         $0           $0          $0          $0
-------------------------------------------------------------------------------------
10.  TOTAL RECEIPTS                       $0           $0          $0          $0
-------------------------------------------------------------------------------------
11.  TOTAL CASH AVAILABLE                 $0           $0          $0          $0
-------------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
-------------------------------------------------------------------------------------
12.  NET PAYROLL                          $0           $0          $0          $0
-------------------------------------------------------------------------------------
13.  PAYROLL TAXES PAID                   $0           $0          $0          $0
-------------------------------------------------------------------------------------
14.  SALES, USE & OTHER TAXES PAID        $0           $0          $0          $0
-------------------------------------------------------------------------------------
15.  SECURED/RENTAL/LEASES                $0           $0          $0          $0
-------------------------------------------------------------------------------------
16.  UTILITIES                            $0           $0          $0          $0
-------------------------------------------------------------------------------------
17.  INSURANCE                            $0           $0          $0          $0
-------------------------------------------------------------------------------------
18.  INVENTORY PURCHASES                  $0           $0          $0          $0
-------------------------------------------------------------------------------------
19.  VEHICLE EXPENSES                     $0           $0          $0          $0
-------------------------------------------------------------------------------------
20.  TRAVEL                               $0           $0          $0          $0
-------------------------------------------------------------------------------------
21.  ENTERTAINMENT                        $0           $0          $0          $0
-------------------------------------------------------------------------------------
22.  REPAIRS & MAINTENANCE                $0           $0          $0          $0
-------------------------------------------------------------------------------------
23.  SUPPLIES                             $0           $0          $0          $0
-------------------------------------------------------------------------------------
24.  ADVERTISING                          $0           $0          $0          $0
-------------------------------------------------------------------------------------
25.  OTHER (ATTACH LIST)                  $0           $0          $0          $0
-------------------------------------------------------------------------------------
26.  TOTAL OPERATING DISBURSEMENTS        $0           $0          $0          $0
-------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
-------------------------------------------------------------------------------------
27.  PROFESSIONAL FEES                    $0           $0          $0          $0
-------------------------------------------------------------------------------------
28.  U.S. TRUSTEE FEES                    $0           $0          $0          $0
-------------------------------------------------------------------------------------
29.  OTHER (ATTACH LIST)                  $0           $0          $0          $0
-------------------------------------------------------------------------------------
30.  TOTAL REORGANIZATION EXPENSES        $0           $0          $0          $0
-------------------------------------------------------------------------------------
31.  TOTAL DISBURSEMENTS                  $0           $0          $0          $0
-------------------------------------------------------------------------------------
32.  NET CASH FLOW                        $0           $0          $0          $0
-------------------------------------------------------------------------------------
33.  CASH - END OF MONTH                  $0           $0          $0          $0
-------------------------------------------------------------------------------------

================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

--------------------------------------------
CASE NAME: Kitty Hawk International, Inc.               ACCRUAL BASIS-4
--------------------------------------------

--------------------------------------------
CASE NUMBER: 400-42144                                  02/13/95, RWD, 2/96
--------------------------------------------

-----------------------------------------------------------------------------------------
                                         SCHEDULE       MONTH       MONTH      MONTH
                                                      -----------------------------------
ACCOUNTS RECEIVABLE AGING                 AMOUNT      April 2002   May 2002
-----------------------------------------------------------------------------------------
1.  0-30                                              $        0          $0   $    0
-----------------------------------------------------------------------------------------
2.  31-60                                             $        0          $0   $    0
-----------------------------------------------------------------------------------------
3.  61-90                                             $        0          $0   $    0
-----------------------------------------------------------------------------------------
4.  91+                                               $7,654,980  $7,654,980   $    0
-----------------------------------------------------------------------------------------
5.  TOTAL ACCOUNTS RECEIVABLE            $      0     $7,654,980  $7,654,980   $    0
-----------------------------------------------------------------------------------------
6.  AMOUNT CONSIDERED UNCOLLECTIBLE                   $        0          $0   $    0
-----------------------------------------------------------------------------------------
7.  ACCOUNTS RECEIVABLE (NET)            $      0     $7,654,980  $7,654,980   $    0
-----------------------------------------------------------------------------------------

                                                       MONTH:   May 2002
------------------------------------------                     --------------------------
AGING OF POSTPETITION TAXES AND PAYABLES
-----------------------------------------------------------------------------------------
                              0-30      31-60     61-90        91+
TAXES PAYABLE                 DAYS      DAYS       DAYS        DAYS        TOTAL
-----------------------------------------------------------------------------------------

1.  FEDERAL                   $   0    $    0      $     0   $     0       $     0
-----------------------------------------------------------------------------------------
2.  STATE                     $   0    $    0      $     0   $     0       $     0
-----------------------------------------------------------------------------------------
3.  LOCAL                     $   0    $    0      $     0   $     0       $     0
-----------------------------------------------------------------------------------------
4.  OTHER (ATTACH LIST)       $   0    $    0      $     0   $     0       $     0
-----------------------------------------------------------------------------------------
5.  TOTAL TAXES PAYABLE       $   0    $    0      $     0   $     0       $     0
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
6.  ACCOUNTS PAYABLE          ($875)   $6,326      $21,857   $63,751       $91,059
-----------------------------------------------------------------------------------------

                                                       MONTH:   May 2002
------------------------------------------                     --------------------------
STATUS OF POSTPETITION TAXES
-----------------------------------------------------------------------------------------
                            BEGINNING          AMOUNT                       ENDING
                                TAX        WITHHELD AND/     AMOUNT          TAX
FEDERAL                     LIABILITY*      OR ACCRUED        PAID        LIABILITY
-----------------------------------------------------------------------------------------
1.  WITHHOLDING**           $       0      $           0     $     0      $      0
-----------------------------------------------------------------------------------------
2.  FICA-EMPLOYEE**         $       0      $           0     $     0      $      0
-----------------------------------------------------------------------------------------
3.  FICA-EMPLOYER**         $       0      $           0     $     0      $      0
-----------------------------------------------------------------------------------------
4.  UNEMPLOYMENT            $       0      $           0     $     0      $      0
-----------------------------------------------------------------------------------------
5.  INCOME                  $       0      $           0     $     0      $      0
-----------------------------------------------------------------------------------------
6.  OTHER (ATTACH LIST)     $       0      $           0     $     0      $      0
-----------------------------------------------------------------------------------------
7.  TOTAL FEDERAL TAXES     $       0      $           0     $     0      $      0
-----------------------------------------------------------------------------------------
STATE AND LOCAL
-----------------------------------------------------------------------------------------
8.  WITHHOLDING             $       0      $           0     $     0      $      0
-----------------------------------------------------------------------------------------
9.  SALES                   $       0      $           0     $     0      $      0
-----------------------------------------------------------------------------------------
10. EXCISE                  $       0      $           0     $     0      $      0
-----------------------------------------------------------------------------------------
11. UNEMPLOYMENT            $       0      $           0     $     0      $      0
-----------------------------------------------------------------------------------------
12. REAL PROPERTY           $       0      $           0     $     0      $      0
-----------------------------------------------------------------------------------------
13. PERSONAL PROPERTY       $       0      $           0     $     0      $      0
-----------------------------------------------------------------------------------------
14. OTHER (ATTACH LIST)     $       0      $           0     $     0      $      0
-----------------------------------------------------------------------------------------
15. TOTAL STATE & LOCAL     $       0      $           0     $     0      $      0
-----------------------------------------------------------------------------------------
16. TOTAL TAXES             $       0      $           0     $     0      $      0
-----------------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                     Monthly Operating Report

-------------------------------------------
CASE NAME:  Kitty Hawk International, Inc.           ACCRUAL BASIS-5
-------------------------------------------

-------------------------------------------
CASE NUMBER: 400-42144                               02/13/95, RWD, 2/96
-------------------------------------------

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                      MONTH: May 2002
-------------------------------------------                 ------------------------------------------------------------------
BANK RECONCILIATIONS
                                                      Account #1             Account #2              Account #3
------------------------------------------------------------------------------------------------------------------------------
A.           BANK:                                     Bank One               Bank One
-----------------------------------------------------------------------------------------------------------------
B.           ACCOUNT NUMBER:                         1559691322              1559691330                               TOTAL
-----------------------------------------------------------------------------------------------------------------
C.           PURPOSE (TYPE):                          Deposit                 Payroll
------------------------------------------------------------------------------------------------------------------------------
1.        BALANCE PER BANK STATEMENT                       $0                        $0                    $0            $0
------------------------------------------------------------------------------------------------------------------------------
2.        ADD: TOTAL DEPOSITS NOT CREDITED                 $0                        $0                    $0            $0
------------------------------------------------------------------------------------------------------------------------------
3.        SUBTRACT: OUTSTANDING CHECKS                     $0                        $0                    $0            $0
------------------------------------------------------------------------------------------------------------------------------
4.        OTHER RECONCILING ITEMS                          $0                        $0                    $0            $0
------------------------------------------------------------------------------------------------------------------------------
5.        MONTH END BALANCE PER BOOKS                      $0                        $0                    $0            $0
------------------------------------------------------------------------------------------------------------------------------
6.        NUMBER OF LAST CHECK WRITTEN     N/A - Lockbox only            Account closed
------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------
INVESTMENT ACCOUNTS

------------------------------------------------------------------------------------------------------------------------------
                                                       DATE OF               TYPE OF               PURCHASE         CURRENT
BANK, ACCOUNT NAME & NUMBER                           PURCHASE              INSTRUMENT             PRICE             VALUE
------------------------------------------------------------------------------------------------------------------------------
7.        N/A
------------------------------------------------------------------------------------------------------------------------------
8.        N/A
------------------------------------------------------------------------------------------------------------------------------
9.        N/A
------------------------------------------------------------------------------------------------------------------------------
10.       N/A
------------------------------------------------------------------------------------------------------------------------------
11.       TOTAL INVESTMENTS                                                                                $0            $0
------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------
CASH

------------------------------------------------------------------------------------------------------------------------------
12.       CURRENCY ON HAND                                                                                               $0
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
13.       TOTAL CASH - END OF MONTH                                                                                      $0
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                   Monthly Operating Report
---------------------------------------------
CASE NAME:  Kitty Hawk International, Inc.         ACCRUAL BASIS-6
---------------------------------------------

---------------------------------------------
CASE NUMBER: 400-42144                             02/13/95, RWD, 2/96
---------------------------------------------
                                                   MONTH: May 2002
                                                   -----------------------------
---------------------------------------------
PAYMENTS TO INSIDERS AND PROFESSIONALS
---------------------------------------------

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------------
                                    INSIDERS
--------------------------------------------------------------------------------
                                TYPE OF           AMOUNT           TOTAL PAID
            NAME                PAYMENT            PAID             TO DATE
--------------------------------------------------------------------------------
1.     Pete Sanderlin           Salary                 $0                $17,200
--------------------------------------------------------------------------------
2.     Tom Mealie               Salary                 $0                $17,200
--------------------------------------------------------------------------------
3.     N/A
--------------------------------------------------------------------------------
4.     N/A
--------------------------------------------------------------------------------
5.     N/A
--------------------------------------------------------------------------------
6.     TOTAL PAYMENTS
       TO INSIDERS                                     $0                $34,400
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                             PROFESSIONALS
------------------------------------------------------------------------------------------------------
                                 DATE OF COURT                                             TOTAL
                               ORDER AUTHORIZING       AMOUNT      AMOUNT   TOTAL PAID    INCURRED
           NAME                     PAYMENT           APPROVED      PAID      TO DATE    & UNPAID *
------------------------------------------------------------------------------------------------------
1.     N/A
------------------------------------------------------------------------------------------------------
2.     N/A
------------------------------------------------------------------------------------------------------
3.     N/A
------------------------------------------------------------------------------------------------------
4.     N/A
------------------------------------------------------------------------------------------------------
5.     N/A
------------------------------------------------------------------------------------------------------
6.     TOTAL PAYMENTS
       TO PROFESSIONALS                                       $0         $0           $0          $0
------------------------------------------------------------------------------------------------------

*  INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

--------------------------------------------------------------------------------
POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION
PAYMENTS
--------------------------------------------------------------------------------
                                    SCHEDULED     AMOUNTS
                                     MONTHLY       PAID              TOTAL
                                     PAYMENTS     DURING             UNPAID
            NAME OF CREDITOR           DUE        MONTH           POSTPETITION
--------------------------------------------------------------------------------
1.     GE Capital                           $0           $0                  $0
--------------------------------------------------------------------------------
2.     GE Capital                           $0           $0                  $0
--------------------------------------------------------------------------------
3.     GE Capital                           $0           $0                  $0
--------------------------------------------------------------------------------
4.     N/A                                               $0                  $0
--------------------------------------------------------------------------------
5.     N/A                                                                   $0
--------------------------------------------------------------------------------
6      TOTAL                                $0           $0                  $0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                     Monthly Operating Report

------------------------------------------
CASE NAME: Kitty Hawk International, Inc.        ACCRUAL BASIS-7
------------------------------------------

------------------------------------------
CASE NUMBER: 400-42144                               02/13/95, RWD, 2/96
------------------------------------------
                                                 MONTH: May 2002
                                                        ------------------------

-------------------
QUESTIONNAIRE

----------------------------------------------------------------------------------------------
                                                                                 YES      NO
----------------------------------------------------------------------------------------------
1.  HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
    THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                                   X
----------------------------------------------------------------------------------------------
2.  HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
    OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                                             X
----------------------------------------------------------------------------------------------
3.  ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS,NOTES, OR
    LOANS) DUE FROM RELATED PARTIES?                                                       X
----------------------------------------------------------------------------------------------
4.  HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
    THIS REPORTING PERIOD?                                                                 X
----------------------------------------------------------------------------------------------
5.  HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
    DEBTOR FROM ANY PARTY?                                                                 X
----------------------------------------------------------------------------------------------
6.  ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                           X
----------------------------------------------------------------------------------------------
7.  ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
    PAST DUE?                                                                              X
----------------------------------------------------------------------------------------------
8.  ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                       X
----------------------------------------------------------------------------------------------
9.  ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                             X
----------------------------------------------------------------------------------------------
10. ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
    DELINQUENT?                                                                            X
----------------------------------------------------------------------------------------------
11. HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
    REPORTING PERIOD?                                                                      X
----------------------------------------------------------------------------------------------
12. ARE ANY WAGE PAYMENTS PAST DUE?                                                        X
----------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

Item 10 - there are equipment lease payments due 5/00 and 6/00 still outstanding. These will be settled upon acceptance/rejection of leases.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

-------------------
INSURANCE

----------------------------------------------------------------------------------------------
                                                                                 YES      NO
----------------------------------------------------------------------------------------------
1.  ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
    NECESSARY INSURANCE COVERAGES IN EFFECT?                                      X
----------------------------------------------------------------------------------------------
2.  ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                        X
----------------------------------------------------------------------------------------------
3.  PLEASE ITEMIZE POLICIES BELOW.
----------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
                                     INSTALLMENT PAYMENTS
----------------------------------------------------------------------------------------------
         TYPE OF                                                              PAYMENT AMOUNT
          POLICY                     CARRIER          PERIOD COVERED           & FREQUENCY
----------------------------------------------------------------------------------------------
    See Kitty Hawk, Inc. Case #400-42141
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

------------------------------------------------
CASE NAME: Kitty Hawk International, Inc.             FOOTNOTES SUPPLEMENT
------------------------------------------------

------------------------------------------------
CASE NUMBER: 400-42144                                ACCRUAL BASIS
------------------------------------------------

                                          MONTH:            May 2002
                                                --------------------------------

------------------------------------------------------------------------------------------------------------
 ACCRUAL BASIS     LINE
  FORM NUMBER     NUMBER                    FOOTNOTE / EXPLANATION
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
      6                     All Professional fees related to the Reorganization of the
------------------------------------------------------------------------------------------------------------
                               Company are disbursed out of Kitty Hawk, Inc. (Parent
------------------------------------------------------------------------------------------------------------
                               Company). Refer to Case # 400-42141
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
      7                     All insurance plans related to the Company are carried
------------------------------------------------------------------------------------------------------------
                               at Kitty Hawk, Inc. (Parent Company). Refer to Case #
------------------------------------------------------------------------------------------------------------
                               400-42141.
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
   General                  This operation closed in May of 2000. Costs incurred
------------------------------------------------------------------------------------------------------------
                               consisted of costs associated with shut down
------------------------------------------------------------------------------------------------------------
                               procedures and maintaining collateral.
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
      3             8       All cash received into the Company cash accounts is swept
------------------------------------------------------------------------------------------------------------
                               each night to Kitty Hawk, Inc. Master Account (see Case
------------------------------------------------------------------------------------------------------------
                               #400-42141).
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
      3            31       All disbursements (either by wire transfer or check), including payroll, are
------------------------------------------------------------------------------------------------------------
                               disbursed out of the Kitty Hawk, Inc. controlled disbursement
------------------------------------------------------------------------------------------------------------
                               account.
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
      4             6       All assessments of uncollectible accounts receivable are done
------------------------------------------------------------------------------------------------------------
                               at Kitty Hawk, Inc. Refer to Case #400-4214. All reserves
------------------------------------------------------------------------------------------------------------
                               are recorded at Inc. and pushed down to Inc.'s subsidiaries
------------------------------------------------------------------------------------------------------------
                               as deemed necessary.
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
      3            28       All payments are made by Kitty Hawk, Inc. (Case #400-42141)
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

CASE NAME: Kitty Hawk International, Inc.

CASE NUMBER: 400-42144

Details of Other Items

ACCRUAL BASIS-1                                               May 2002
8.   OTHER (ATTACH LIST)                                  $ (327,628,459) Reported
                                                          --------------
        Intercompany Receivables                            (342,683,560)
        A/R Senior Noteholders                                    90,193
        Deferred Taxes                                        13,097,746
        A/R Reconciling item                                     109,022
        Note Receivable - Kalitta charters                       500,000
        Deposits - Aircraft                                      360,971
        Deposits - Rent                                          481,774
        Security Deposit                                         415,395
                                                          --------------
                                                            (327,628,459) Detail
                                                          --------------
                                                                       -  Difference


22.  OTHER (ATTACH LIST)                                  $ (155,989,129) Reported
                                                          --------------
        Accrued income taxes                                (157,051,964)
        Accrued Misc                                             285,750
        Insurance Deposit                                        765,585
        Accrued Fuel                                              11,500
                                                          --------------
                                                            (155,989,129) Detail
                                                          --------------
                                                                       -  Difference


27.  OTHER (ATTACH LIST)                                  $   75,013,024  Reported
                                                          --------------
        Deferred Taxes                                        87,246,212
        Accrued Taxes payable                                (18,954,646)
        Aircraft Maintenance Reserves                                  -
        Accrued Fuel expenses                                  5,403,028
        Prepaid Fuel                                          (5,633,963)
        Accrued Salaries/Vacation/Employee Benefits            4,075,349
        Uncleared 4/28/00 Payroll Checks                          66,601
        A/P Other/Accrued/Unrecorded                            (275,816)
        Purchase reserves                                      1,762,176
        Accrued Landing fees/parking/cargo fees                1,646,149
        Various accrued taxes                                  1,313,200
        Other Misc accruals                                   (1,635,266)
                                                          --------------
                                                              75,013,024  Detail
                                                          --------------
                                                                       -  Difference


ACCRUAL BASIS-2


21   NON-OPERATING INCOME (ATT. LIST)                           ($11,592) Reported
                                                          --------------
        Interest income on restricted cash investments           (11,592)
                                                                       -
                                                          --------------
                                                                 (11,592) Detail
                                                          --------------
                                                                       -  Difference